UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 14, 2005

Date of Report
(Date of earliest event reported)

MAIN STREET RESTAURANT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-18668	11-2948370
(Commission File Number)	(IRS Employer Identification Number)

5050 N. 40TH STREET, SUITE 200
PHOENIX, ARIZONA
85018

(Address of Principal Executive Offices)  (Zip Code)

(602) 852-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 14, 2005, Main Street Restaurant Group, Inc. (the “Company”) received a letter from Mr. Bart A. Brown, Jr., a director of the Company, informing the Company of his resignation from the Company’s board of directors effective immediately.  Mr. Brown expressed no disagreements with the Company in tendering his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET RESTAURANT GROUP, INC.

Date: April 18, 2005	By:	/s/ William G. Shrader
William G. Shrader
Chief Executive Officer and President